                                                                   EXHIBIT 23.3

                        CONSENT OF ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Registration Statement on Form S-4 of EnSys Environmental Products, Inc.


                                   ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
December 6, 1996